UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2008

Continucare Corporation
(Exact name of registrant as specified in its Charter)

Florida	1-12115
(State of other jurisdiction or incorporation or organization)	(Commission File Number)
7200 Corporate Center Drive, Suite 600 Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

59-2716023
(IRS Employer Identification No.)

(305) 500-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 6, 2008, we issued a press release announcing our financial results for the quarter and six-months ended December 31, 2007. The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

99.01 Press Release of Continucare Corporation dated February 6, 2008.

The information in this Current Report on Form 8-K, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINUCARE CORPORATION

/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President-Finance, Chief Financial Officer,
Treasurer and Secretary

Dated:	February 6, 2008

EXHIBIT INDEX

Description	Exhibit No.

Press release, dated February 6, 2008, announcing Continucare Corporation’s financial results for the quarter and six-months ended December 31, 2007	99.01